EXHIBIT 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of X4 Pharmaceuticals, Inc.

EXECUTED this 15th day of August, 2025.

GROWTH EQUITY OPPORTUNITIES 18 VGE, LLC

By:	NEA 18 VENTURE GROWTH EQUITY, L.P. Sole Member

By:	NEA PARTNERS 18 VGE, L.P. General Partner

By:	NEA 18 VGE GP, LLC General Partner

By:                             *

Anthony A. Florence, Jr.

Managing Partner and Co-Chief Executive Officer

By:                             *

Mohamad Makhzoumi

Managing Partner and Co-Chief Executive Officer

NEA 18 VENTURE GROWTH EQUITY, L.P.

By:	NEA PARTNERS 18 VGE, L.P. General Partner

By:	NEA 18 VGE GP, LLC General Partner

By:                             *

Anthony A. Florence, Jr.

Managing Partner and Co-Chief Executive Officer

By:                             *

Mohamad Makhzoumi

Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 18 VGE, L.P.

By:	NEA 18 VGE GP, LLC General Partner

By:                             *

Anthony A. Florence, Jr.

Managing Partner and Co-Chief Executive Officer

By:                             *

Mohamad Makhzoumi

Managing Partner and Co-Chief Executive Officer

NEA 18 VGE GP, LLC

By:                             *

Anthony A. Florence, Jr.

Managing Partner and Co-Chief Executive Officer

By:                             *

Mohamad Makhzoumi

Managing Partner and Co-Chief Executive Officer

                 *

Ali Behbahani

                 *

Carmen Chang

                 *

Anthony A. Florence, Jr.

                 *

Mohamad H. Makhzoumi

                 *

Edward T. Mathers

                 *

Scott D. Sandell

                 *

Paul Walker

                 *

Rick Yang

*/s/ Zachary Bambach

Zachary Bambach

As attorney-in-fact

This Agreement relating to Schedule 13D was executed by Zachary Bambach on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which is attached hereto as Exhibit 2.